UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2021
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Iowa	0-32637	42-1039071
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

405 Fifth Street
Ames, Iowa 50010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	ATLO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01                    Entry into a Material Definitive Agreement.

On June 11, 2021, Ames National Corporation (the “Company”) entered into a promissory note and line of credit agreement (the “Credit Agreement”) with Green Belt Bank & Trust of Iowa Fall, Iowa, as lender, providing for a five-year four million dollar line of credit facility. The Credit Agreement provides an 12-month interest only draw feature, with the balance outstanding at the end of the draw period then amortizing over the remaining term of the loan, which matures on June 15, 2026. Amounts outstanding under the Credit Agreement will accrue interest at a rate equal to 3.35% per annum from the date of draw. The proceeds from the Credit Agreement will be used for working capital, potential stock repurchases, and other general corporate purposes. The Company’s obligations under the Credit Agreement are secured by a first mortgage lien on the West Des Moines branch office of First National Bank, owned by the Company.

The Credit Agreement includes customary events of default, and customary rights and remedies upon the occurrence of any event of default thereunder, including rights to accelerate the loans, terminate the commitments thereunder and repossess the collateral securing the obligations under the Credit Agreement.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Credit Agreement.

Item 2.03(a)                Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01-Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01                    Financial Statement and Exhibits.

(d)            Exhibits:

Exhibit No.                                             Description

10.1         Promissory Note and Credit Agreement, dated June 11, 2021, by and between Ames National Corporation and Green Belt Bank & Trust, as lender

104          Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: June 15, 2021	By:	/s/ John P. Nelson
John P. Nelson, Chief Executive Officer and President
(Principal Executive Officer)